Exhibit 23.2





                          Independent Auditor's Consent


     We consent to the incorporation by reference in this Registration Statement of First Commerce Corporation on Form S-8 of our report, dated January 11, 2002, included in and incorporated by reference in the Annual Report on Form 10-KSB of First Commerce Corporation for the year ended December 31, 2001.



                                              /s/ McGladrey & Pullen, LLP
                                              ----------------------------------
                                              McGladrey & Pullen, LLP



Charlotte, North Carolina
March 6, 2003